UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2013

REVETT MINING INC.
(Exact name of small business issuer in its charter)

Delaware	46-4577805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

     11115 East Montgomery, Suite G
Spokane Valley, Washington 99206
(Address of principal executive offices)

Registrant’s telephone number: (509) 921-2294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14 a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 – Submission of Matters to a Vote of Security Holders

     At the registrant’s Annual Meeting of stockholders held on June 18, 2014, stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accountant for the ensuing year and voted to re-elect John G. Shanahan, Timothy R. Lindsey, John B. McCombe, Larry M. Okada and Albert F. Appleton to serve as directors until the 2015 annual meeting or until their successors are appointed.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1 News Release, dated June 20, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REVETT MINERALS INC

Date: June 20, 2014	By: /s/ Ken Eickerman
Ken Eickerman
Chief Financial Officer